Tradr 2X Long APLD Daily ETF

(Ticker Symbol: APLX)

Tradr 2X Long CRDO Daily ETF

(Ticker Symbol: CRDU)

Tradr 2X Long JOBY Daily ETF

(Ticker Symbol: JOBX)

Tradr 2X Long U Daily ETF

(Ticker Symbol: UNX)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated February 25, 2026 to the currently effective

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”).

On February 24, 2026, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the Tradr 2X Long APLD Daily ETF, Tradr 2X Long CRDO Daily ETF, Tradr 2X Long JOBY Daily ETF, and Tradr 2X Long U Daily ETF (each a “Fund”), a split of the issued and outstanding shares of each Fund, as described below. After the close of trading on the Cboe BZX Exchange, Inc. (the “Exchange”) on March 9, 2026, each Fund will affect a split of its issued and outstanding shares as follows:

Fund Name	Reverse Split Ratio	Fund Name	Forward Split Ratio
Tradr 2X Long CRDO Daily ETF	1-for-3	Tradr 2X Long APLD Daily ETF	3-for-1
Tradr 2X Long JOBY Daily ETF	1-for-3
Tradr 2X Long U Daily ETF	1-for-10

Forward Split Ratio

The forward share split with respect to the Tradr 2X Long APLD Daily ETF will apply to shareholders of record as of the close of the Exchange on March 6, 2026 (the “Record Date”) payable after the close of the Exchange on the Payment Date (March 9, 2026). Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on March 10, 2026 (the “Ex-Date”).

As a result of the share split, shareholders of the Fund will receive two additional shares for each share held of the Fund. The share split will not change the total value of a shareholder’s investment; however, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-third of their pre-split amounts. The table below provides a simplified illustration of the effect of a hypothetical 3-for-1 share split (actual NAV, shares and total market value may vary):

3-for-1 Forward Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	10	$75	$750
Post-split	30	$25	$750

The share split is not expected to result in a taxable transaction for shareholders of the Fund.

Reverse Split Ratio

Shares of the Tradr 2X Long CRDO Daily ETF, Tradr 2X Long JOBY Daily ETF, and Tradr 2X Long U Daily ETF will begin trading on the Exchange on a split-adjusted basis on March 10, 2026.

As a result of the reverse share split, for every three shares or ten shares of the applicable Fund held by a shareholder prior to the split, the shareholder will receive one share of their Fund with a NAV equal to three times or ten times the NAV of one share prior to the split. The reverse share split will not change the total value of a shareholder’s investment, except with respect to the redemption of fractional shares as described below. The tables below provide simplified illustrations of the effect of a hypothetical 1-for-3 reverse split and a hypothetical 1-for-10 reverse split (actual NAV, shares and total market value may vary):

1-for-3 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	30	$25	$750
Post-split	10	$75	$750

1-for-10 Reverse Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	100	$25	$2,500
Post-reverse split	10	$250	$2,500

The reverse share split may result in a shareholder holding a fractional share of a Fund. Because the Funds do not issue fractional shares, whether a shareholder holds a fractional share following the reverse split will depend on the policies of a shareholder’s broker. If a shareholder’s broker does not have a policy to hold fractional shares of the Funds, the shareholder will receive an amount of cash equivalent to the value of a fraction of one share to which such shareholder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse share split is not expected to result in a taxable transaction for shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

For additional information regarding the share splits, shareholders may call the Funds at 1-888-52TRADR (888-528-7237).

Please file this Supplement with your records.